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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 13, 2002
              (Date of Earliest Event Reported: September 30, 2002)




                               EL PASO CORPORATION
             (Exact name of Registrant as specified in its charter)


              Delaware                             1-14365                            76-0568816
  (State or other jurisdiction of                                                  (I.R.S. Employer
   incorporation or organization)          (Commission File Number)              Identification No.)


                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (713) 420-2600

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ITEM 5.  OTHER EVENTS


         This Current Report on Form 8-K is being filed to correct an exhibit filed with our Form 10-Q for the quarter ended September 30, 2002, of which portions were inadvertently omitted. A copy of the entire exhibit is attached as
Exhibit 10.DD.


ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS


    (c) Exhibits.

            Exhibit
            Number                         Description
            -------                        -----------

             10.DD Fourth Amended and Restated Partnership Agreement of Clydesdale Associates, L.P. dated as of July 19, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         EL PASO CORPORATION



                                         By:     /s/ Jeffrey I. Beason
                                            ------------------------------------
                                                     Jeffrey I. Beason
                                            Senior Vice President and Controller
                                               (Principal Accounting Officer)

Dated: December 13, 2002



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                                  EXHIBIT INDEX


Exhibit
Number                         Description
-------                        -----------

 10.DD Fourth Amended and Restated Partnership Agreement of Clydesdale Associates, L.P. dated as of July 19, 2002.